PTA COMPREHENSIVE ALTERNATIVES FUND

 (a series of Northern Lights Fund Trust)

Class I shares	BPFIX
Class A shares	BPFAX
Class C shares	BPFCX

Supplement dated May 23, 2013
to the Prospectus dated September 1, 2012

_____________________________________

Effective immediately, the Adviser has engaged Zebra Capital Management LLC to serve as sub-adviser to the Fund.  The Adviser, on behalf of itself and on behalf of the Fund it advises or may advise in the future, has received an order from the Securities and Exchange Commission that allows the Adviser to hire a new sub-adviser or sub-advisers without shareholder approval. The order eliminates the need for a shareholders meeting and vote to approve sub-advisers.  Shareholders will be notified if and when a new sub-adviser is employed by the Adviser.

The following is to be included under the relevant headings throughout the Prospectus.

SUB-ADVISER:  Zebra Capital Management, LLC

SUB-ADVISER:  Zebra Capital Management, LLC (“Zebra”), 612 Wheelers Farms Road, Milford, Connecticut 06461serves as sub-adviser to the Fund, subject to the authority of the Northern Lights Fund Trust Board of Trustees and oversight by the Adviser. The sub-adviser is responsible for managing a portion of the Fund’s assets utilizing a equity algorithm strategy. The sub-adviser manages the Fund in accordance with its investment objective, policies and restrictions.  Pursuant to a sub-advisory agreement between the Adviser and sub-adviser, the sub-adviser is entitled to receive an annual sub-advisory fee based upon the portion of the Fund's average daily net assets which it manages  The sub-adviser is paid by the Adviser, not the Fund.

SUB-ADVISERS’ PORTFOLIO MANAGERS:

Roger Ibbotson, Ph.D.

Roger Ibbotson is Chairman & Chief Investment Officer of Zebra Capital.  He is a member of the Zebra Capital portfolio management team having served in this role since the firm was founded in 2001.  He is also a Professor at Yale School of Management since 1984. Professor Ibbotson is Founder, Advisor and former Chairman of Ibbotson Associates from 1977-2006, now a Morningstar Company with $60 billion under advisement. He has written numerous books and articles including Stocks, Bonds, Bills, and Inflation with Rex Sinquefield (updated annually) which serves as a standard reference for information on capital market returns.

Professor Ibbotson conducts research on a broad range of financial topics, including investment returns, mutual funds, international markets, portfolio management, and valuation.  He has recently published The Equity Risk Premium with William Goetzmann and Lifetime Financial Advice with Milevsky, Chen, and Zhu.  He has also co-authored two books with Gary Brinson, Global Investing and Investment Markets.  In addition, he has co-authored a textbook with Jack Clark Francis, Investments: A Global Approach.  He is a regular contributor and editorial board member to both trade and academic journals.  He is the recipient of many awards including the Graham and Dodd Scrolls in 1979, 1982, 1984, 2001, 2004, 2007, and 2011.

Professor Ibbotson serves on numerous boards including Dimensional Fund Advisors’ funds since 1981.  He frequently speaks at universities, conferences, and other forums.  He received his Bachelor’s degree in mathematics from Purdue University, his M.B.A. from Indiana University, and his Ph.D. from the University of Chicago where he taught for more than ten years and served as Executive Director of the Center for Research in Security Prices

Eric Stokes

Eric Stokes is responsible for overseeing the various portfolios managed by Zebra, ongoing research efforts and product management since February, 2011.  He serves on Zebra Capital’s Investment Committee, and is a senior member of Zebra Capital’s Research Team.  Previously, he was Principal and Chief Investment Officer at Reed-Stokes Capital Partners, a long/short equity hedge fund from 2007 to 2010.  Prior to that, he managed a discretionary fund as portfolio manager for Graham Capital Management from 2005 to 2006.  In the area of equity research, Eric served as President of ValuEngine, Inc. from 2000 to 2001, a research firm founded by Dr. Zhiwu Chen, co-founder of Zebra Capital and a Yale professor.  Prior to these roles, Eric held various positions of increasing responsibility at DTN Financial Services from 1991 to 2000, a provider of market data and analysis.  He is also the author of Market Neutral Investing (2004).  He received an M.B.A. from Columbia University and received his B.A., cum laude, for Michigan State University.  Mr. Stokes holds his Series 65 License.

This Supplement, and the Prospectus and Statement of Additional Information both dated September 1, 2012, as supplemented December 26, 2012, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-888-899-2726.

PTA COMPREHENSIVE ALTERNATIVES FUND

 (a series of Northern Lights Fund Trust)

Class I shares	BPFIX
Class A shares	BPFAX
Class C shares	BPFCX

Supplement dated May 23, 2013
to the Statement of Additional Information dated September 1, 2012

_____________________________________

Effective immediately, the Adviser has engaged Zebra Capital Management, LLC to serve as sub-adviser to the Fund. The following is to be included under the relevant headings throughout the Statement of Additional Information.

Zebra Capital Management, LLC (“Zebra”), 612 Wheelers Farms Road, Milford, Connecticut 06461, serves as sub-adviser to the Fund, subject to the authority of the Northern Lights Fund Trust Board of Trustees and oversight by the Adviser.  The sub-adviser is responsible for managing a portion of the Fund’s assets. The sub-adviser manages the Fund in accordance with its investment objective, policies and restrictions.  Pursuant to a sub-advisory agreement between the Adviser and sub-adviser, the sub-adviser is entitled to receive an annual sub-advisory fee based upon the portion of the Fund's average daily net assets which it manages.  The sub-adviser is paid by the Adviser, not the Fund.

PORTFOLIO MANAGERS

The sub-adviser’s portfolio managers are Roger Ibbotson, PhD., and Eric Stokes.

As of March 31, 2013, Roger Ibbotson, PhD and Eric Stokes are each responsible for the portfolio management of the following types of accounts in addition to the Fund:

Sub-Adviser Portfolio Managers

Roger Ibbotson and Eric Stokes

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	2	$15	0	$0
Other Pooled Investment Vehicles	4	$137	4	$137
Other Accounts	7	$366	0	$0

Compensation.

Zebra’s portfolio managers are responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to the Fund.  The portfolio managers are responsible for managing a portion of the assets of the Fund and may also manage other registered investment companies, certain of which are managed in a sub-advisory capacity.  Zebra’s portfolio managers may also manage unregistered funds and/or other pooled investment vehicles, separate accounts, and model portfolios.

Compensation of Zebra’s portfolio managers consists of a salary and discretionary bonus.  Salary is typically a function of the skill and experience of the particular individual, and discretionary bonuses are based on the overall contribution to the firm, but are not tied directly to Fund performance.  Additionally, shareholders of the firm, some of whom are portfolio managers, derive the benefits normally associated with the ownership of a profitable corporation such as distributions of profits.

This Supplement, and the Prospectus and Statement of Additional Information both dated September 1, 2012, as supplemented December 26, 2012, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information both dated September 1, 2012, have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-888-899-2726.